AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL
EQUIBUILDER VARIABLE UNIVERSAL
LIFE INSURANCE POLICIES
SUPPLEMENT DATED JUNE 26, 2009
TO POLICY PROSPECTUS, AS SUPPLEMENTED

          Effective June 26, 2009, American General Life Insurance Company is amending the EquiBuilder variable universal life insurance Policy prospectus for the purpose of replacing in its entirety the Market Timing section of the prospectus.

          The Market Timing section of the prospectus is deleted and replaced in its entirety with the following:

          Market Timing

          The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

•       dilution in the value of Fund shares underlying investment options of other
         Policy Owners;

•       interference with the efficient management of the Fund's portfolio; and

•       increased administrative costs.

          We have policies and procedures affecting your ability to make exchanges within your Policy. We use the term "exchange" to mean two things in this discussion about market timing. We are not referring to the exchange of one life insurance policy for another policy or contract. An exchange can be your allocation of all or a portion of a new premium payment to an investment option. An exchange can also be a transfer of your accumulation value in one investment option (all or a portion of the value) to another investment option.

          We are required to monitor the Policies to determine if a Policy Owner requests:

•       an exchange out of a variable investment division within two calendar weeks of an earlier exchange into that same variable investment division; or

•       an exchange into a variable investment division within two calendar weeks of an earlier exchange out of that same variable investment division; or

•       an exchange out of a variable investment division followed by an exchange into that same variable investment division, more than twice in any one calendar quarter; or

•       an exchange into a variable investment division followed by an exchange out of that same variable investment division, more than twice in any one calendar quarter.

          If any of the above transactions occurs, we will suspend such Policy Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy Owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy Owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

          In most cases, exchanges into and out of the money market investment division are not considered market timing; however, we examine all of the above transactions without regard to any exchange into or out of the money market investment division. We treat such transactions as if they are exchanges directly into and out of the same variable investment division. For instance:

(1)       if a Policy Owner requests an exchange out of any variable investment division into the money market investment division, and

(2)       the same Policy Owner, within two calendar weeks requests an exchange out of the money market investment division back into that same variable investment division, then

(3)       the second transaction above is considered market timing.

          Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

          The procedures above will be followed in all circumstances, and we will treat all Policy Owners the same.

          In addition, Policy Owners incur a $25 charge for each transfer in excess of 12 each Policy year.